Exhibit 10.40

WILLIS ENGINE SECURITIZATION TRUST

Issuer

And

DEUTSCHE BANK TRUST COMPANY AMERICAS

Indenture Trustee

SERIES A1 SUPPLEMENT

Dated as of August 9, 2005

to

INDENTURE

Dated as of August 9, 2005

SERIES A1 NOTES

i

ii

SERIES A1 SUPPLEMENT, dated as of August 9, 2005 (the “Supplement”), issued pursuant to, and incorporating the terms of, the Indenture, dated as of August 9, 2005 (as amended, modified or supplemented from time to time, the “Indenture”) between WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Indenture Trustee (the “Indenture Trustee”).

WITNESSETH THAT:

WHEREAS, WEST and the Indenture Trustee wish to set forth the Principal Terms of a Series of Notes to be issued pursuant to this Supplement and designated as “Series 2005-A1 Floating Rate Notes”;

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions; Calculation Guidelines

Section 1.01.          Definitions.  (a)  Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Indenture.  Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Acquisition Redemption Date” shall have the meaning set forth in Section 2.05(b) hereof.

“Closing Date” means August 9, 2005.

“Initial Purchaser” means the Person named as the purchaser of the Series A1 Notes in the Series A1 Note Purchase Agreement.

“Issuance Expenses” means (a) the commission payable to the Initial Purchaser in respect of the issuance of the Series A1  Notes and the fees payable to the Structuring Agent and the Co-Structuring Agent that are calculated with respect to the Outstanding Principal Balance of the Series A1 Notes and (b) the portion of the expenses of the Initial Purchaser, the Structuring Agent and the Co-Structuring Agents that are allocable to the Series A1 Notes, as agreed by WEST and such parties.

“Majority of Holders” means, with respect to the Series A1 Notes as of any date of determination, Series A1 Noteholders that, individually or in the aggregate, own Series A1 Notes representing more than fifty percent (50%) of the then aggregate Series A1 Note Principal Balance.

“Minimum Targeted Principal Balance” means for the Series A1 Notes for each Payment Date, the amount set forth opposite such Payment Date on Schedule 1 hereto under the column entitled “Minimum Targeted Principal Balance,” as adjusted from time to time pursuant to Section 2.04(b) or Section 2.05(c) hereof.

“Offering Memorandum” shall mean the Offering Memorandum, dated July 28, 2005, prepared by WEST in connection with the offering of the Series A1 Notes.

“One-Month LIBOR” means, for any Interest Accrual Period, LIBOR, as defined in the Indenture, for the Specified Period as of the Reference Date for such Interest Accrual Period.

“Optional Redemption” means a voluntary prepayment by WEST of all or a portion of the Outstanding Principal Balance of the Series A Notes in accordance with the terms of this Supplement.

“Optional Redemption Date” shall have the meaning set forth in Section 2.05(a) hereof.

“Rating Agencies” means Fitch and Moody’s.

“Redemption Premium” shall mean, for any Optional Redemption during the period starting on the fifth anniversary of the Closing Date and ending on (but excluding) the seventh anniversary of the Closing Date an amount equal to 0.50% of the Outstanding Principal Balance of the Series A1 Notes that is being redeemed.

“Redemption Price” shall mean the Outstanding Principal Balance of the Series A2 Notes in an Optional Redemption in whole, and the portion of the Outstanding Principal Balance being redeemed, in an Optional Redemption in part, in each case together with the Redemption Premium for any Optional Redemption during the period starting on the fifth anniversary of the Closing Date and ending on (but excluding) the seventh anniversary of the Closing Date and without any Redemption Premium for any Optional Redemption thereafter.

“Scheduled Targeted Principal Balance” means for the Series A1 Notes for each Payment Date, the amount set forth opposite such Payment Date on Schedule 1 hereto under the column entitled “Scheduled Targeted Principal Balance,” as adjusted from time to time pursuant to Section 2.04(b) or Section 2.05(c) hereof.

“Series A1 Additional Interest” means interest at the Series A1 Stated Interest Rate on the aggregate amount of any unpaid interest (including any unpaid portion of the Series A1 Stated Interest Amount and any Series A1 Additional Interest Amount).

“Series A1 Additional Interest Amount” means, for any Payment Date, an amount equal to the Series A1 Additional Interest on the aggregate amount of unpaid interest (including any unpaid portion of any Series A1 Stated Interest Amount and any Series A1 Additional Interest Amount) that was due and payable on the Series A1 Notes on any prior Payment Date.  The Series A1 Additional Interest Amount constitutes the Additional Interest Amount for the Series A1 Notes for purposes of Sections 3.12 and 3.13 of the Indenture.

“Series A1 Definitive Notes” means Series A1 Notes in the form attached as Exhibit A hereto, with the applicable legend for Definitive Notes required by Section 2.02 of the Indenture inscribed on the face thereof.

“Series A1 Expected Final Payment Date” means July 15, 2018.

“Series A1 Final Payment Date” means July 15, 2030.

“Series A1 Interest Amount” means, for any Payment Date, an amount equal to the sum of the Series A1 Stated Interest Amount and the Series A1 Additional Interest Amount due and payable on the Series A1 Notes on such Payment Date.

“Series A1 Noteholder” means, at any time of determination for the Series A1 Notes, any person in whose name a Series A1 Note is registered in the Register.

“Series A1 Note Purchase Agreement” means the Series A1 Note Purchase Agreement, dated as of July 28, 2005, among WEST, Willis and the Initial Purchaser.

“Series A1 Notes” means the Series of Notes designated as the “Series 2005-A1 Floating Rate Notes” to be issued on the Closing Date and having the terms and conditions specified in this Supplement, substantially in the form of Exhibit A hereto, and including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series A1 144A Book Entry Notes” means Series A1 Notes in the form attached as Exhibit A hereto, with the applicable legend for 144A Book Entry Notes required by Section 2.02 of the Indenture inscribed on the face thereof.

“Series A1 Regulation S Temporary Book Entry Notes” means Series A1 Notes in the form attached as Exhibit A hereto, with the applicable legend for Regulation S Temporary Book Entry Notes required by Section 2.02 of the Indenture inscribed on the face thereof.

“Series A1 Series Account” means the Series Account of that name established in accordance with Section 3.01 hereof and Sections 3.01 and 3.09 of the Indenture.

“Series A1 Stated Interest Amount” means, for any Payment Date, an amount equal to the accrued and unpaid interest at the Series A1 Stated Interest Rate on the Outstanding Principal Balance of the Series A1 Notes for the Interest Accrual Period ending on such Payment Date.  The Series A1 Stated Interest Amount constitutes the Stated Interest Amount for the Series A1 Notes for purposes of Sections 3.12 and 3.13 of the Indenture.

“Series A1 Stated Interest Rate” means, for each Interest Accrual Period, One-Month LIBOR plus 1.25 % per annum.

“Series A1 Supplemental Principal Payment Amount” means, for the Series A1 Notes on any Payment Date, the amount (if any) of a Series A Supplemental Principal Payment Amount allocated and paid to the Series A1 Notes on such Payment Date in accordance with the provisions of Sections 3.13 and 3.14(b) of the Indenture.

“Series A1 Transaction Documents” means any and all of this Supplement, the Series A1 Notes, the other Related Documents, as any of the foregoing may from time to time be amended, modified, supplemented or renewed.

“Series B1 Notes” means the Series of Notes designated as the “Willis Engine Securitization Trust Series B1 Floating Rate Notes” to be issued on the Closing Date and having the terms and conditions specified in the Series B1 Supplement, including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series B1 Supplement”  means the Series B1 Supplement to the Indenture, dated as of August 9, 2005 between WEST and the Indenture Trustee, as amended, modified, or supplemented from time to time in accordance with its terms.

“Specified Period” shall mean one month.

“Series A1 Unrestricted Book-Entry Notes” means Series A1 Notes in the form of Exhibit A hereto, with the applicable legend required by Section 2.02 of the Indenture for Unrestricted Book-Entry Notes inscribed on the face thereof.

“Willis” means Willis Lease Finance Corporation, a Delaware corporation.

(b)           The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Supplement.

ARTICLE II

Creation of the Series A1 Notes

Section 2.01.          Designation.

(a)           There is hereby created a Series of Series A Term Notes to be issued pursuant to the Indenture and this Supplement and to be known as the “Series 2005-A1 Floating Rate Notes,” referred to herein as the “Series A1 Notes.”  The Series A1 Notes will be issued in the initial principal balance of $200,000,000.00 and will not have priority over any other Series of Series A Notes except to the extent set forth in the Supplement for such other Series and the Indenture. The Series Issuance Date of the Series A1 Notes is August 9, 2005.  The Series A1 Notes are classified as “Term Notes,” “Series A Notes,” Series A Term Notes,” and “Floating Rate Notes,” as each such term is used in the Indenture.  The Series A1 Notes will be rated on the Closing Date by each of Moody’s and Fitch.

(b)           The first Payment Date with respect to the Series A1 Notes shall be on August 15, 2005.

(c)           Payments of principal on the Series A1 Notes shall be payable from funds on deposit in the Series A1 Series Account or otherwise at the times and in the amounts set forth in Article III of the Indenture and Sections 2.04, 2.05 and 3.02 of this Supplement.

(d)           WEST shall pay Issuance Expenses out of the proceeds of the Series A1 Notes on the Series Issuance Date.

(e)           In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

Section 2.02.          Authentication and Delivery.

(a)           On the Series Issuance Date, WEST shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 2.01(c) of the Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, (i) shall authenticate, subject to compliance with the conditions precedent set forth in Section 4.01 hereof, the Series A1 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 4.01 hereof, shall deliver such Series A1 Notes to the Initial Purchaser in accordance with such written directions.

(b)           The Series A1 Notes are not being registered with the SEC and, after their sale to the Initial Purchaser in accordance with the Series A1 Note Purchase Agreement, may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Indenture and except as follows:

(i)            to Persons that the transferring Person reasonably believes are Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A;

(ii)           in offshore transactions in reliance on Regulation S;

(iii)          to Institutional Accredited Investors that deliver an Investment Letter to the Indenture Trustee;

(c)           In accordance with Section 2.01(d) of the Indenture, the Series 2005-1 Notes resold in reliance on Rule 144A shall be represented by one 144A Book-Entry Note.  Any Series 2005-1 Notes sold in reliance on Regulation S shall initially be represented by one Regulation S Temporary Book-Entry Note and shall be exchangeable for interests in the related Unrestricted Book-Entry Note. Any Series 2005-1 Notes sold to Institutional Accredited Investors shall be represented by one or more Definitive Notes.

(d)           The Series A1 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by a Responsible Officer of the Owner Trustee and shall be substantially in the form of Exhibit A hereto, as applicable, with the appropriate legend required by Section 2.02 of the Indenture inscribed on the face thereof.

(e)           The Series A1 Notes shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

Section 2.03.          Interest Payments on the Series A1 Notes.

(a)           Interest on Series A1 Notes.  Interest on each Series A1 Note shall (i) accrue during each Interest Accrual Period at the Series A1 Stated Interest Rate, (ii) be calculated on the basis of actual days elapsed over a year of 360 days, (iii) be due and payable in arrears on each Payment Date and (iv) be calculated based on the Outstanding Principal Balance of such Series A1 Note during such Interest Accrual Period. All amounts of Series A1 Stated Interest Amount shall be due and payable on the earlier to occur of (i) the date on which the Series A1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Indenture and (ii) the Series A1 Final Maturity Date.  On each Reference Date, the Indenture Trustee shall promptly deliver a written notice to the Series A1 Noteholders specifying the Series A1 Stated Interest Rate for the related Interest Accrual Period.

(b)           Additional Interest.  If WEST shall fail to pay the Series A1 Stated Interest Amount on any Series A1 Note when due, or any other amount becoming due under this Supplement (other than payments of principal on the Series A1 Notes), WEST shall, from time to time, pay Series A1 Additional Interest on such unpaid amounts, to the extent permitted by applicable law, to, but not including, the date of actual payment (after as well as before judgment), for the period during which such interest or other amount shall be unpaid from the due date of such payment to the date of actual payment thereof. Any such interest shall be payable at the times and subject to the priorities set forth in Section 3.02 of this Supplement and Section 3.13 of the Indenture.  All amounts of Series A1 Additional Interest shall be due and payable on the earlier to occur of (i) the date on which the Series A1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Indenture and (ii) the Series A1 Final Maturity Date.

(c)           Maximum Interest Rate.  In no event shall the interest charged with respect to a Series A1 Note exceed the maximum amount permitted by applicable law.  If at any time the Series A1 Interest Amount charged with respect to the Series A1 Notes exceeds the maximum rate permitted by applicable law, the rate of interest to accrue pursuant to this Supplement and such Series A1 Note shall be limited to the maximum rate permitted by applicable law, but any subsequent reductions in the One-Month LIBOR shall not reduce the interest to accrue on such Series A1 Note below the maximum amount permitted by Applicable Law until the total amount of interest accrued on such Series A1 Note equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate had at all times been in effect.  If the total amount of interest paid or accrued on the Series A1 Note under the foregoing provisions is less than the total amount of interest that would have accrued if the interest rate had at all times been in effect, WEST agrees to pay to the Series A1 Noteholders an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the maximum rate permitted by applicable law had at all times been in effect, or (ii) the amount of interest that would have accrued if the interest rate had at all times been equal to the Series A1 Interest Amount, and (b) the amount of interest accrued in accordance with the other provisions of this Supplement.

Section 2.04.          Principal Payments on the Series A1 Notes.

(a)           The Minimum Principal Payment Amount and the Scheduled Principal Payment Amount calculated for the Series A1 Notes for each Payment Date shall be payable to the Holders of the Series A1 Notes on each Payment Date from amounts deposited in the Series

A1 Series Account on such Payment Date as provided in Section 3.13 of the Indenture and Section 3.02 of this Supplement.  In addition, any portion of the Series A Supplemental Principal Payment Amount for any Payment Date to the Series A1 Notes pursuant to Section 3.14(b) of the Indenture shall be payable to the Holders of the Series A1 Notes on such Payment Date from amounts deposited in the Series A1 Series Account as provided in Section 3.13 of the Indenture and Section 3.02 of this Supplement.  So long as an Early Amortization Event or an Event of Default is then continuing, then, in addition to the foregoing, the Outstanding Principal Balance of the Series A1 Notes shall be payable on each Payment Date to the extent that amounts are available for such purpose in accordance with the provisions of Section 3.13 of the Indenture and Section 3.02 of this Supplement. The unpaid principal amount of the Series A1 Notes together with all unpaid interest (including all Additional Interest), fees, expenses, costs and other amounts payable by WEST pursuant to the terms of the Indenture and this Supplement shall be due and payable in full on the Series A1 Final Payment Date.

(b)           The Minimum Targeted Principal Balances and the Scheduled Targeted Principal Balances for the Series A1 Notes shall be adjusted at the times and in the manner indicated in Section 3.18 of the Indenture.

Section 2.05.          Prepayment of Principal on the Series A1 Notes.

(a)           WEST will have the option to prepay, in an Optional Redemption on any Payment Date occurring on or after the fifth anniversary of the Series Issuance Date (each such Payment Date, an “Optional Redemption Date”) all, or any portion, of the Outstanding Principal Balance of the Series A1 Notes on such Payment Date, in a minimum amount of Two Hundred Fifty Thousand Dollars ($250,000), for the Redemption Price of the Outstanding Principal Balance of the Series A1 Notes being prepaid, together with accrued interest thereon to the date of such prepayment, provided that, as a condition to any such prepayment in part, the Outstanding Principal Balance of the Series B1 Notes shall be prepaid by a proportionate amount, such prepayment to be made as provided in the Series B1 Supplement.  WEST may not make such prepayment from funds in the Collections Account, the Series A1 Series Account or the Senior Restricted Cash Account, except to the extent that funds in any such Account would otherwise be payable to WEST in accordance with the terms of this Supplement and the Indenture.  Any Optional Redemption in connection with a Refinancing funded with the proceeds of Additional Notes must be in whole, and any other Optional Redemption financed with funds other than funds in the Collections Account or the proceeds of Additional Notes may be in whole or in part.

(b)           If there is any Balance in the Engine Acquisition Account at the end of the Delivery Period beginning on the Initial Closing Date, the portion thereof allocated to the Series A1 Notes in accordance with Section 3.15(b) of the Indenture shall be applied to the prepayment of the Series A1 Notes as provided in Section 3.16 of the Indenture on the next succeeding Payment Date (the “Acquisition Redemption Date”) after the end of such Delivery Period.

(c)           The Minimum Targeted Principal Balances and the Scheduled Targeted Principal Balances on the Optional Redemption Date or the Acquisition Redemption Date, as applicable, and on each succeeding Payment Date shall be adjusted as provided in Section 3.18(b) of the Indenture.

Section 2.06.          Manner of Payment.  All payments of principal and interest on the Series A1 Notes payable on each Payment Date shall be paid to the Series A1 Noteholders reflected in the Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 1:00 p.m. (New York City time) on such Payment Date. Any payments received by the Series A1 Noteholders after 1:00 p.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day.

Section 2.07.          Restrictions on Transfer.  On the Closing Date, WEST shall sell the Series A1 Notes to the Initial Purchaser pursuant to the Series A1 Note Purchase Agreement and deliver such Series A1 Notes in accordance herewith and therewith.  Thereafter, no Series A1 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Indenture. Except as provided in the Indenture, the Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series A1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in this Supplement.

Section 2.08.          Final Maturity Date.  The unpaid principal amount of the Series A1 Notes together with all unpaid interest (including all Additional Interest and Conversion Step-Up Interest), fees, expenses, costs and other amounts payable by WEST pursuant to the terms of the Indenture, this Supplement and the other Series A1 Transaction Documents shall be due and payable in full on the earlier to occur of (i) the date on which the Series A1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Indenture and (ii) the Series A1 Final Maturity Date.

ARTICLE III

Series A1 Account and Allocation and
Application of Amounts Therein

Section 3.01.          Series A1 Series Account.  The Indenture Trustee shall establish on the Closing Date pursuant to Sections 3.01 and 3.09 of the Indenture and shall maintain, so long as any Series A1 Note is Outstanding, an Eligible Account which shall be designated as the “Series A1 Series Account,” which account shall be held in the name of the Indenture Trustee for the benefit of the Series A1 Noteholders. All deposits of funds by, or for the benefit of, the Series A1 Noteholders from the Collections Account and the Senior Restricted Cash Account shall be accumulated in, and withdrawn from, the Series A1 Series Account in accordance with the provisions of the Indenture and this Supplement.

Section 3.02.          Distributions from Series A1 Series Account.  On each Payment Date, the Indenture Trustee shall distribute funds then on deposit in the Series A1 Series Account in accordance with the provisions of either subsection (a), (b) or (c) of this Section 3.02.

(a)           If neither an Early Amortization Event nor an Indenture Event of Default shall have occurred and be continuing with respect to any Series of Notes:

i.                  To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the Series A1 Stated Interest Payment for each such Payment Date;

ii.               To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the Minimum Principal Payment Amount then due and payable to the Holders of the Series A1 Notes on such Payment Date;

iii.            To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the Scheduled Principal Payment Amount then due and payable to the Holders of the Series A1 Notes on such Payment Date;

iv.           To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the Series A Supplemental Principal Payment Amount (if any) then due and payable to the Holders of the Series A1 Notes on such Payment Date;

v.              To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of any Series A1 Additional Interest Amount then due and payable by WEST to the Series A1 Noteholders;

vi.           To each Holder of a Series A1 Note on the related Record Date, any Noteholder Indemnification Amounts due and payable to such Noteholder; and

vii.        After payment in full of the foregoing amounts pursuant to this Section 3.02 of this Supplement, to WEST, any remaining amounts then on deposit in the Series A1 Series Account.

(b)           If either an Early Amortization Event or an Event of Default shall have occurred and be continuing, so long as the Indenture Trustee shall not have received a Collateral Liquidation Notice:

i.                  To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the Series A1 Stated Interest Amount for such Payment Date;

ii.               To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the Minimum Principal Payment Amount then due and payable to the Holders of the Series A1 Notes on such Payment Date;

iii.            To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the Scheduled Principal Payment Amount then due and payable to the Holders of the Series A1 Notes on such Payment Date;

iv.           To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the then unpaid principal balances of the Series

A1 Notes then Outstanding until the Series A1 Note Principal Balance has been reduced to zero;

v.              To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of any Series A1 Additional Interest Amount then due and payable by WEST to the Series A1 Noteholders;

vi.           To each Holder of a Series A1 Note on the related Record Date, any Noteholder Indemnification Amounts due and payable to such Noteholder; and

vii.        After payment in full of the foregoing amounts pursuant to this Section 3.02 of this Supplement, to WEST, any remaining amounts then on deposit in the Series A1 Series Account.

(c)           If either an Early Amortization Event or an Event of Default shall have occurred and be continuing, and the Indenture Trustee shall have received a Collateral Liquidation Notice:

i.                  To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the Series A1 Stated Interest Amount for such Payment Date;

ii.               To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of the then unpaid principal balances of the Series A1 Notes then Outstanding until the Series A1 Note Principal Balance has been reduced to zero;

iii.            To each Holder of a Series A1 Note on the related Record Date, an amount equal to its pro rata portion of any Series A1 Additional Interest Amount then due and payable by WEST to the Series A1 Noteholders;

iv.           To each Holder of a Series A1 Note on the related Record Date, any Noteholder Indemnification Amounts due and payable to such Noteholder; and

v.              After payment in full of the foregoing amounts pursuant to this Section 3.02 of this Supplement, to WEST, any remaining amounts then on deposit in the Series A1 Series Account.

ARTICLE IV

Conditions to Issuance

Section 4.01.          Conditions to Issuance. The Indenture Trustee shall not authenticate the Series A1 Notes unless (a) all conditions to the issuance of the Series A1 Notes under the Series A1 Note Purchase Agreement shall have been satisfied, and (b) WEST shall have delivered a certificate to the Indenture Trustee to the effect that all conditions set forth in the Series A1 Note Purchase Agreement shall have been satisfied.

ARTICLE V

Representations and Warranties

Section 5.01.          Indenture Representations and Warranties.  To induce the Series A1 Noteholders to purchase the Series A1 Notes hereunder, WEST hereby makes to the Indenture Trustee for the benefit of the Series A1 Noteholders as of the Closing Date all of the representations and warranties set forth in Section 5.01 of the Indenture.

ARTICLE VI

Miscellaneous Provisions

Section 6.01.          Ratification of Indenture.  As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 6.02.          Counterparts.  This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 6.03.          Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 6.04.          Notices to Rating Agencies.  Whenever any notice or other communication is required to be given to the Rating Agencies pursuant to the Indenture or this Supplement, such notice or communication shall be delivered as follows: (i) to Moody’s at Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10004, Attention: ABS Monitoring Group and (ii) if to Fitch at One State Street Plaza, New York, New York 10004, Attention: [                         ]. Any rights to notices conveyed to a Rating Agency pursuant to the terms of this Supplement shall terminate immediately if such Rating Agency no longer has a rating outstanding with respect to the Series A1 Notes.

Section 6.05.          Statutory References.  References in this Supplement and any other Series A1 Transaction Document to any section of the Uniform Commercial Code or the UCC shall mean, on or after the effective date of adoption of any revision to the Uniform Commercial Code or the UCC in the applicable jurisdiction, such revised or successor section thereto.

Section 6.06.          Amendments and Modifications.  The terms of this Supplement may be waived, modified or amended only in a written instrument signed by each of WEST and the Indenture Trustee and, except with respect to the matters set forth in (and subject to the terms

of) Section 9.01 of the Indenture, only with the prior written consent of the Majority of Holders or, with respect to the matters set forth in Section 9.02(a) of the Indenture, the prior written consent of the Holders of all Series A1 Notes then Outstanding.

Section 6.07.          Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS SUPPLEMENT OR ANY OTHER SERIES A1 TRANSACTION DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

Section 6.08.          Appointment of Representative. The Majority of Holders shall be authorized to appoint a representative to act on their behalf with such authority as shall be provided in such appointment, provided that, such authority shall not extend to the taking of any action under the Related Documents requiring the consent of all Series A1 Noteholders.

Section 6.09.          Tax Matters.  (a)  In accordance with Treasury regulations governing debt instruments issued with original issue discount, WEST will treat the Series A1 Notes as “contingent payment debt instruments” for United States federal income tax purposes.  By purchasing Series A1 Notes, each holder thereof will be deemed to have agreed to such treatment and to be bound by WEST’s application of the Treasury regulations governing contingent payment debt instruments, including WEST’s determination of a “comparable yield” and a “projected payment schedule” for the Series A1 Notes, each within the meaning of such regulations.  Such disclosure shall be consistent with the disclosure on such matters set forth in the Offering Memorandum.

(b)           To the extent required by law, WEST will timely file any tax returns, reports or information statements in respect of the Series A1 Notes, including, without limitation, Form 8281 to the extent applicable.

[Signature page follows.]

IN WITNESS WHEREOF, WEST and the Indenture Trustee have caused this Supplement to be duly executed and delivered by their respective officers all as of the day and year first above written.

WILLIS ENGINE SECURITIZATION TRUST

By:	/s/ Monica J. Burke
Name: Monica J. Burke
Title: Controlling Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:	/s/ Peter T. Becker
Name: Peter T. Becker
Title: Vice President

EXHIBIT A

SERIES A1 SUPPLEMENT

FORM OF SERIES A1 NOTE

WILLIS ENGINE SECURITIZATION TRUST

SERIES A1 FLOATING RATE SECURED NOTE

$[XX]	CUSIP No.:

No. 1

August 9, 2005

KNOW ALL PERSONS BY THESE PRESENTS that WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of                 Dollars ($              ), which sum shall be payable on each Payment Date on the dates and in the amounts set forth in the Indenture, dated as of August 9, 2005 (as amended, restated or otherwise modified from time to time, the “Indenture”) and the Series A1 Supplement, dated as of August 9, 2005 (as amended, restated or otherwise modified from time to time, the “Series A1 Supplement”), each between WEST and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal amount of this Series A1 Note on the dates and in the amounts set forth in the Indenture and the Series A1 Supplement.  Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series A1 Supplement.

Payment of the principal of and interest on this Series A1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Series A1 Note is payable at the times and in the amounts set forth in the Indenture and the Series A1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the related Record Date.

This Series A1 Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of                                                     Dollars ($                     ) pursuant to the Indenture and the Series A1 Supplement.

The Series A1 Notes shall be an obligation of WEST and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Indenture.

This Series A1 Note is transferable as provided in the Indenture and the Series A1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series A1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or WEST may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series A1 Notes.

WEST, the Indenture Trustee and any other agent of WEST may treat the person in whose name this Series A1 Note is registered as the absolute owner hereof for all purposes, and neither WEST, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Series A1 Note are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series A1 Supplement.

If an Indenture Event of Default shall occur and be continuing, the principal of and accrued interest on this Series A1 Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series A1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Majority, in certain specifically described instances. Any consent given by the Requisite Majority shall be conclusive and binding upon the Holder of this Series A1 Note and on all future holders of this Series A1 Note and of any Series A1 Note issued in lieu hereof whether or not notation of such consent is made upon this Series A1 Note. Supplements and amendments to the Indenture and the Series A1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series A1 Supplement.

The Holder of this Series A1 Note shall have no right to enforce the provisions of the Indenture and the Series A1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series A1 Supplement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series A1 Supplement; provided, however, that nothing contained in the Indenture and the Series A1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Series A1 Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against WEST any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by the Indenture and the Series A1 Supplement.

This Series A1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

All terms and provisions of the Indenture and the Series A1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Indenture and the Series A1 Supplement and the issuance of this Series A1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its Responsible Officers, this Series A1 Note shall not be entitled to any benefit under the Indenture and the Series A1 Supplement, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, West Engine Securitization Trust has caused this Series A1 Note to be duly executed by its duly authorized representative, on this        day of                      , 2005.

WILLIS ENGINE SECURITIZATION TRUST

By:
Name:
Title:

This Note is one of the Series A1 Notes described in the within-mentioned Indenture and the Series A1 Supplement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Name:
Title:

Schedule A

Aggregate principal amount of any Series A1 Note issued in exchange for a portion or portions hereof and any portion or portions of any Series A1 Note exchanged for a portion or portions hereof:

Date	Principal Amount Issued or Exchanged	Remaining Principal Amount of this Series A1 Note	Notation Made by or on Behalf of

EXHIBIT B

SERIES A1 SUPPLEMENT

FORM OF CERTIFICATE TO BE GIVEN BY NOTEHOLDERS

[Euroclear

151 Boulevard Jacqmain

B-1210 Brussels, Belgium]

[Clearstream Banking, société anonyme

f/k/a CedelBank, société anonyme

67 Boulevard Grand-Duchesse Charlotte

L-1331 Luxembourg]

Re:                               Series A1 Floating Rate Series A1 Notes (the “Offered Notes”) issued pursuant to the Series A1 Supplement, dated as of August 9, 2005, between Willis Engine Securitization Trust (the “Issuer”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”) to the Indenture, dated as of August 9, 2005, between WEST and the Indenture Trustee.

This is to certify that as of the date hereof, and except as set forth below, the beneficial interest in the Offered Notes held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended).

The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Offered Notes held by you in which the undersigned has acquired, or intends to acquire, a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

[This certification excepts beneficial interests in and does not relate to U.S. $                  principal amount of the Offered Notes appearing in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:*	By:	,
Account Holder

*Certification must be dated on or after the 15th day before the date of the Euroclear or Clearstream certificate to which this certification relates.

B-1

EXHIBIT C

SERIES A1 SUPPLEMENT

FORM OF
CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CLEARSTREAM

Deutsche Bank Trust Company Americas

as Indenture Trustee and Note Registrar

[                                 ]

New York, New York [         ]

Attention: [                            ]

Re:                               Series A1 Floating Rate Series A1 Notes (the “Offered Notes”) issued pursuant to the Series A1 Supplement, dated as of August 9, 2005, between Willis Engine Securitization Trust (the “Issuer”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”) to the Indenture, dated as of August 9, 2005, between WEST and the Indenture Trustee.

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organizations”) as of the date hereof, $                    principal amount of the Offered Notes is owned by persons (a) that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended (the “Securities Act”)) or (b) who purchased their Offered Notes (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

We further certify (a) that we are not making available herewith for exchange any portion of the related Regulation S Temporary Book-Entry Note excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:	Yours faithfully,

By:
[Morgan Guaranty Trust Company of New York, Brussels Office, as Operator of the Euroclear Clearance System] [Clearstream, société anonyme]

C-1

EXHIBIT D

SERIES A1 SUPPLEMENT

FORM OF
CERTIFICATE TO BE GIVEN BY TRANSFEREE OF BENEFICIAL INTEREST IN A
REGULATION S TEMPORARY BOOK ENTRY NOTE

[Euroclear

151 Boulevard Jacqmain

B-1210 Brussels, Belgium]

[Clearstream Banking, société anonyme

f/k/a CedelBank, société anonyme

67 Boulevard Grand-Duchesse Charlotte

L-1331 Luxembourg]

Re:                               Series A1 Floating Rate Series A1 Notes (the “Offered Notes”) issued pursuant to the Series A1 Supplement, dated as of August 9, 2005, between Willis Engine Securitization Trust (the “Issuer”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”) to the Indenture, dated as of August 9, 2005, between WEST and the Indenture Trustee.

This is to certify that as of the date hereof, and except as set forth below, for purposes of acquiring a beneficial interest in the Offered Notes, the undersigned certifies that it is not a U.S. person (as defined in Rule 902 under the Securities Act of 1933, as amended).

The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Offered Notes held by you in which the undersigned intends to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:	By:

D-1

EXHIBIT E

SERIES A1 SUPPLEMENT

FORM OF
TRANSFER CERTIFICATE FOR EXCHANGE OR
TRANSFER FROM 144A BOOK-ENTRY NOTE
TO REGULATION S BOOK-ENTRY NOTE

Deutsche Bank Trust Company Americas

as Indenture Trustee and Note Registrar

[                                  ]

New York, New York [     ]

Attention: [                        ]

Re:                               Series A1 Floating Rate Series A1 Notes (the “Offered Notes”) issued pursuant to the Series A1 Supplement, dated as of August 9, 2005, between Willis Engine Securitization Trust (the “Issuer”) and Deutsche Bank Trust Company Americas (the “Indenture Trustee”) to the Indenture (as supplemented, the “Indenture”), dated as of August 9, 2005, between WEST and the Indenture Trustee.

Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S. $                      principal amount of Offered Notes that are held as a beneficial interest in the 144A Book-Entry Note (CUSIP No.                      ) with DTC in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of the beneficial interest for an interest in the Regulation S Book-Entry Note (CUSIP No.                   ) to be held with [Euroclear] [Clearstream] through DTC.

In connection with the request and in receipt of the Offered Notes, the Transferor does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offered Notes and:

(a)           pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

(i)            the offer of the Offered Notes was not made to a person in the United States of America,

(ii)           either (A) at the time the buy order was originated, the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States of America, or (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,

E-1

(iii)          no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable, and the other conditions of Rule 903 or Rule 904 of Regulation S, as applicable, have been satisfied and

(iv)          the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

(b)           with respect to transfers made in reliance on Rule 144A under the Securities Act, the Transferor does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

This certification and the statements contained herein are made for your benefit and the benefit of WEST.

[Insert name of Transferor]

Dated:	By:
Title:

E-2

SCHEDULE 1

SERIES A1 SUPPLEMENT

Series A1 Minimum Targeted Principal Balances by Period

Period	Payment Date Occurring In:	Minimum Targeted Principal Balance	Period	Payment Date Occurring In:	Minimum Targeted Principal Balance	Period	Payment Date Occurring In:	Minimum Targeted Principal Balance
1	15-Aug-05	199,166,667	112	15-Nov-14	106,666,667	223	15-Feb-24	14,166,667
2	15-Sep-05	198,333,333	113	15-Dec-14	105,833,334	224	15-Mar-24	13,333,334
3	15-Oct-05	197,500,000	114	15-Jan-15	105,000,000	225	15-Apr-24	12,500,001
4	15-Nov-05	196,666,667	115	15-Feb-15	104,166,667	226	15-May-24	11,666,667
5	15-Dec-05	195,833,333	116	15-Mar-15	103,333,334	227	15-Jun-24	10,833,334
6	15-Jan-06	195,000,000	117	15-Apr-15	102,500,000	228	15-Jul-24	10,000,001
7	15-Feb-06	194,166,667	118	15-May-15	101,666,667	229	15-Aug-24	9,166,667
8	15-Mar-06	193,333,333	119	15-Jun-15	100,833,334	230	15-Sep-24	8,333,334
9	15-Apr-06	192,500,000	120	15-Jul-15	100,000,000	231	15-Oct-24	7,500,001
10	15-May-06	191,666,667	121	15-Aug-15	99,166,667	232	15-Nov-24	6,666,667
11	15-Jun-06	190,833,333	122	15-Sep-15	98,333,334	233	15-Dec-24	5,833,334
12	15-Jul-06	190,000,000	123	15-Oct-15	97,500,000	234	15-Jan-25	5,000,001
13	15-Aug-06	189,166,667	124	15-Nov-15	96,666,667	235	15-Feb-25	4,166,667
14	15-Sep-06	188,333,333	125	15-Dec-15	95,833,334	236	15-Mar-25	3,333,334
15	15-Oct-06	187,500,000	126	15-Jan-16	95,000,000	237	15-Apr-25	2,500,001
16	15-Nov-06	186,666,667	127	15-Feb-16	94,166,667	238	15-May-25	1,666,667
17	15-Dec-06	185,833,333	128	15-Mar-16	93,333,334	239	15-Jun-25	833,334
18	15-Jan-07	185,000,000	129	15-Apr-16	92,500,000	240	15-Jul-25	0
19	15-Feb-07	184,166,667	130	15-May-16	91,666,667	241	15-Aug-25
20	15-Mar-07	183,333,333	131	15-Jun-16	90,833,334		15-Sep-25	—
21	15-Apr-07	182,500,000	132	15-Jul-16	90,000,000		15-Oct-25	—
22	15-May-07	181,666,667	133	15-Aug-16	89,166,667		15-Nov-25	—
23	15-Jun-07	180,833,333	134	15-Sep-16	88,333,334		15-Dec-25	—
24	15-Jul-07	180,000,000	135	15-Oct-16	87,500,000		15-Jan-26	—
25	15-Aug-07	179,166,667	136	15-Nov-16	86,666,667		15-Feb-26	—
26	15-Sep-07	178,333,333	137	15-Dec-16	85,833,334		15-Mar-26	—
27	15-Oct-07	177,500,000	138	15-Jan-17	85,000,000		15-Apr-26	—
28	15-Nov-07	176,666,667	139	15-Feb-17	84,166,667		15-May-26	—
29	15-Dec-07	175,833,333	140	15-Mar-17	83,333,334		15-Jun-26	—
30	15-Jan-08	175,000,000	141	15-Apr-17	82,500,000		15-Jul-26	—
31	15-Feb-08	174,166,667	142	15-May-17	81,666,667		15-Aug-26	—
32	15-Mar-08	173,333,333	143	15-Jun-17	80,833,334		15-Sep-26	—
33	15-Apr-08	172,500,000	144	15-Jul-17	80,000,000		15-Oct-26	—
34	15-May-08	171,666,667	145	15-Aug-17	79,166,667		15-Nov-26	—
35	15-Jun-08	170,833,333	146	15-Sep-17	78,333,334		15-Dec-26	—
36	15-Jul-08	170,000,000	147	15-Oct-17	77,500,000		15-Jan-27	—
37	15-Aug-08	169,166,667	148	15-Nov-17	76,666,667		15-Feb-27	—
38	15-Sep-08	168,333,333	149	15-Dec-17	75,833,334		15-Mar-27	—
39	15-Oct-08	167,500,000	150	15-Jan-18	75,000,000		15-Apr-27	—

i

40	15-Nov-08	166,666,667	151	15-Feb-18	74,166,667	15-May-27	—
41	15-Dec-08	165,833,333	152	15-Mar-18	73,333,334	15-Jun-27	—
42	15-Jan-09	165,000,000	153	15-Apr-18	72,500,001	15-Jul-27	—
43	15-Feb-09	164,166,667	154	15-May-18	71,666,667	15-Aug-27	—
44	15-Mar-09	163,333,333	155	15-Jun-18	70,833,334	15-Sep-27	—
45	15-Apr-09	162,500,000	156	15-Jul-18	70,000,001	15-Oct-27	—
46	15-May-09	161,666,667	157	15-Aug-18	69,166,667	15-Nov-27	—
47	15-Jun-09	160,833,333	158	15-Sep-18	68,333,334	15-Dec-27	—
48	15-Jul-09	160,000,000	159	15-Oct-18	67,500,001	15-Jan-28	—
49	15-Aug-09	159,166,667	160	15-Nov-18	66,666,667	15-Feb-28	—
50	15-Sep-09	158,333,333	161	15-Dec-18	65,833,334	15-Mar-28	—
51	15-Oct-09	157,500,000	162	15-Jan-19	65,000,001	15-Apr-28	—
52	15-Nov-09	156,666,667	163	15-Feb-19	64,166,667	15-May-28	—
53	15-Dec-09	155,833,334	164	15-Mar-19	63,333,334	15-Jun-28	—
54	15-Jan-10	155,000,000	165	15-Apr-19	62,500,001	15-Jul-28	—
55	15-Feb-10	154,166,667	166	15-May-19	61,666,667	15-Aug-28	—
56	15-Mar-10	153,333,334	167	15-Jun-19	60,833,334	15-Sep-28	—
57	15-Apr-10	152,500,000	168	15-Jul-19	60,000,001	15-Oct-28	—
58	15-May-10	151,666,667	169	15-Aug-19	59,166,667	15-Nov-28	—
59	15-Jun-10	150,833,334	170	15-Sep-19	58,333,334	15-Dec-28	—
60	15-Jul-10	150,000,000	171	15-Oct-19	57,500,001	15-Jan-29	—
61	15-Aug-10	149,166,667	172	15-Nov-19	56,666,667	15-Feb-29	—
62	15-Sep-10	148,333,334	173	15-Dec-19	55,833,334	15-Mar-29	—
63	15-Oct-10	147,500,000	174	15-Jan-20	55,000,001	15-Apr-29	—
64	15-Nov-10	146,666,667	175	15-Feb-20	54,166,667	15-May-29	—
65	15-Dec-10	145,833,334	176	15-Mar-20	53,333,334	15-Jun-29	—
66	15-Jan-11	145,000,000	177	15-Apr-20	52,500,001	15-Jul-29	—
67	15-Feb-11	144,166,667	178	15-May-20	51,666,667	15-Aug-29	—
68	15-Mar-11	143,333,334	179	15-Jun-20	50,833,334	15-Sep-29	—
69	15-Apr-11	142,500,000	180	15-Jul-20	50,000,001	15-Oct-29	—
70	15-May-11	141,666,667	181	15-Aug-20	49,166,667	15-Nov-29	—
71	15-Jun-11	140,833,334	182	15-Sep-20	48,333,334	15-Dec-29	—
72	15-Jul-11	140,000,000	183	15-Oct-20	47,500,001	15-Jan-30	—
73	15-Aug-11	139,166,667	184	15-Nov-20	46,666,667	15-Feb-30	—
74	15-Sep-11	138,333,334	185	15-Dec-20	45,833,334	15-Mar-30	—
75	15-Oct-11	137,500,000	186	15-Jan-21	45,000,001	15-Apr-30	—
76	15-Nov-11	136,666,667	187	15-Feb-21	44,166,667	15-May-30	—
77	15-Dec-11	135,833,334	188	15-Mar-21	43,333,334	15-Jun-30	—
78	15-Jan-12	135,000,000	189	15-Apr-21	42,500,001	15-Jul-30	—
79	15-Feb-12	134,166,667	190	15-May-21	41,666,667		—
80	15-Mar-12	133,333,334	191	15-Jun-21	40,833,334
81	15-Apr-12	132,500,000	192	15-Jul-21	40,000,001
82	15-May-12	131,666,667	193	15-Aug-21	39,166,667
83	15-Jun-12	130,833,334	194	15-Sep-21	38,333,334
84	15-Jul-12	130,000,000	195	15-Oct-21	37,500,001
85	15-Aug-12	129,166,667	196	15-Nov-21	36,666,667
86	15-Sep-12	128,333,334	197	15-Dec-21	35,833,334
87	15-Oct-12	127,500,000	198	15-Jan-22	35,000,001
88	15-Nov-12	126,666,667	199	15-Feb-22	34,166,667
89	15-Dec-12	125,833,334	200	15-Mar-22	33,333,334
90	15-Jan-13	125,000,000	201	15-Apr-22	32,500,001
91	15-Feb-13	124,166,667	202	15-May-22	31,666,667
92	15-Mar-13	123,333,334	203	15-Jun-22	30,833,334

ii

93	15-Apr-13	122,500,000	204	15-Jul-22	30,000,001
94	15-May-13	121,666,667	205	15-Aug-22	29,166,667
95	15-Jun-13	120,833,334	206	15-Sep-22	28,333,334
96	15-Jul-13	120,000,000	207	15-Oct-22	27,500,001
97	15-Aug-13	119,166,667	208	15-Nov-22	26,666,667
98	15-Sep-13	118,333,334	209	15-Dec-22	25,833,334
99	15-Oct-13	117,500,000	210	15-Jan-23	25,000,001
100	15-Nov-13	116,666,667	211	15-Feb-23	24,166,667
101	15-Dec-13	115,833,334	212	15-Mar-23	23,333,334
102	15-Jan-14	115,000,000	213	15-Apr-23	22,500,001
103	15-Feb-14	114,166,667	214	15-May-23	21,666,667
104	15-Mar-14	113,333,334	215	15-Jun-23	20,833,334
105	15-Apr-14	112,500,000	216	15-Jul-23	20,000,001
106	15-May-14	111,666,667	217	15-Aug-23	19,166,667
107	15-Jun-14	110,833,334	218	15-Sep-23	18,333,334
108	15-Jul-14	110,000,000	219	15-Oct-23	17,500,001
109	15-Aug-14	109,166,667	220	15-Nov-23	16,666,667
110	15-Sep-14	108,333,334	221	15-Dec-23	15,833,334
111	15-Oct-14	107,500,000	222	15-Jan-24	15,000,001

iii

Series A1 Scheduled Targeted Principal Balances by Period

Period	Payment Date Occurring In:	Scheduled Targeted Principal Balance	Period	Payment Date Occurring In:	Scheduled Targeted Principal Balance
1	15-Aug-05	198,717,949	151	15-Feb-18	6,410,257
2	15-Sep-05	197,435,897	152	15-Mar-18	5,128,205
3	15-Oct-05	196,153,846	153	15-Apr-18	3,846,154
4	15-Nov-05	194,871,795	154	15-May-18	2,564,103
5	15-Dec-05	193,589,744	155	15-Jun-18	1,282,052
6	15-Jan-06	192,307,692	156	15-Jul-18	0
7	15-Feb-06	191,025,641		15-Aug-18	—
8	15-Mar-06	189,743,590		15-Sep-18	—
9	15-Apr-06	188,461,538		15-Oct-18	—
10	15-May-06	187,179,487		15-Nov-18	—
11	15-Jun-06	185,897,436		15-Dec-18	—
12	15-Jul-06	184,615,385		15-Jan-19	—
13	15-Aug-06	183,333,333		15-Feb-19	—
14	15-Sep-06	182,051,282		15-Mar-19	—
15	15-Oct-06	180,769,231		15-Apr-19	—
16	15-Nov-06	179,487,180		15-May-19	—
17	15-Dec-06	178,205,128		15-Jun-19	—
18	15-Jan-07	176,923,077		15-Jul-19	—
19	15-Feb-07	175,641,026		15-Aug-19	—
20	15-Mar-07	174,358,974		15-Sep-19	—
21	15-Apr-07	173,076,923		15-Oct-19	—
22	15-May-07	171,794,872		15-Nov-19	—
23	15-Jun-07	170,512,821		15-Dec-19	—
24	15-Jul-07	169,230,769		15-Jan-20	—
25	15-Aug-07	167,948,718		15-Feb-20	—
26	15-Sep-07	166,666,667		15-Mar-20	—
27	15-Oct-07	165,384,615		15-Apr-20	—
28	15-Nov-07	164,102,564		15-May-20	—
29	15-Dec-07	162,820,513		15-Jun-20	—
30	15-Jan-08	161,538,462		15-Jul-20	—
31	15-Feb-08	160,256,410		15-Aug-20	—
32	15-Mar-08	158,974,359		15-Sep-20	—
33	15-Apr-08	157,692,308		15-Oct-20	—
34	15-May-08	156,410,256		15-Nov-20	—
35	15-Jun-08	155,128,205		15-Dec-20	—
36	15-Jul-08	153,846,154		15-Jan-21	—
37	15-Aug-08	152,564,103		15-Feb-21	—
38	15-Sep-08	151,282,051		15-Mar-21	—
39	15-Oct-08	150,000,000		15-Apr-21	—
40	15-Nov-08	148,717,949		15-May-21	—
41	15-Dec-08	147,435,898		15-Jun-21	—
42	15-Jan-09	146,153,846		15-Jul-21	—
43	15-Feb-09	144,871,795		15-Aug-21	—
44	15-Mar-09	143,589,744		15-Sep-21	—
45	15-Apr-09	142,307,692		15-Oct-21	—
46	15-May-09	141,025,641		15-Nov-21	—
47	15-Jun-09	139,743,590		15-Dec-21	—
48	15-Jul-09	138,461,539		15-Jan-22	—
49	15-Aug-09	137,179,487		15-Feb-22	—

i

50	15-Sep-09	135,897,436	15-Mar-22	—
51	15-Oct-09	134,615,385	15-Apr-22	—
52	15-Nov-09	133,333,333	15-May-22	—
53	15-Dec-09	132,051,282	15-Jun-22	—
54	15-Jan-10	130,769,231	15-Jul-22	—
55	15-Feb-10	129,487,180	15-Aug-22	—
56	15-Mar-10	128,205,128	15-Sep-22	—
57	15-Apr-10	126,923,077	15-Oct-22	—
58	15-May-10	125,641,026	15-Nov-22	—
59	15-Jun-10	124,358,974	15-Dec-22	—
60	15-Jul-10	123,076,923	15-Jan-23	—
61	15-Aug-10	121,794,872	15-Feb-23	—
62	15-Sep-10	120,512,821	15-Mar-23	—
63	15-Oct-10	119,230,769	15-Apr-23	—
64	15-Nov-10	117,948,718	15-May-23	—
65	15-Dec-10	116,666,667	15-Jun-23	—
66	15-Jan-11	115,384,616	15-Jul-23	—
67	15-Feb-11	114,102,564	15-Aug-23	—
68	15-Mar-11	112,820,513	15-Sep-23	—
69	15-Apr-11	111,538,462	15-Oct-23	—
70	15-May-11	110,256,410	15-Nov-23	—
71	15-Jun-11	108,974,359	15-Dec-23	—
72	15-Jul-11	107,692,308	15-Jan-24	—
73	15-Aug-11	106,410,257	15-Feb-24	—
74	15-Sep-11	105,128,205	15-Mar-24	—
75	15-Oct-11	103,846,154	15-Apr-24	—
76	15-Nov-11	102,564,103	15-May-24	—
77	15-Dec-11	101,282,051	15-Jun-24	—
78	15-Jan-12	100,000,000	15-Jul-24	—
79	15-Feb-12	98,717,949	15-Aug-24	—
80	15-Mar-12	97,435,898	15-Sep-24	—
81	15-Apr-12	96,153,846	15-Oct-24	—
82	15-May-12	94,871,795	15-Nov-24	—
83	15-Jun-12	93,589,744	15-Dec-24	—
84	15-Jul-12	92,307,692	15-Jan-25	—
85	15-Aug-12	91,025,641	15-Feb-25	—
86	15-Sep-12	89,743,590	15-Mar-25	—
87	15-Oct-12	88,461,539	15-Apr-25	—
88	15-Nov-12	87,179,487	15-May-25	—
89	15-Dec-12	85,897,436	15-Jun-25	—
90	15-Jan-13	84,615,385	15-Jul-25	—
91	15-Feb-13	83,333,334	15-Aug-25	—
92	15-Mar-13	82,051,282	15-Sep-25	—
93	15-Apr-13	80,769,231	15-Oct-25	—
94	15-May-13	79,487,180	15-Nov-25	—
95	15-Jun-13	78,205,128	15-Dec-25	—
96	15-Jul-13	76,923,077	15-Jan-26	—
97	15-Aug-13	75,641,026	15-Feb-26	—
98	15-Sep-13	74,358,975	15-Mar-26	—
99	15-Oct-13	73,076,923	15-Apr-26	—
100	15-Nov-13	71,794,872	15-May-26	—
101	15-Dec-13	70,512,821	15-Jun-26	—
102	15-Jan-14	69,230,769	15-Jul-26	—
103	15-Feb-14	67,948,718	15-Aug-26	—

ii

104	15-Mar-14	66,666,667	15-Sep-26	—
105	15-Apr-14	65,384,616	15-Oct-26	—
106	15-May-14	64,102,564	15-Nov-26	—
107	15-Jun-14	62,820,513	15-Dec-26	—
108	15-Jul-14	61,538,462	15-Jan-27	—
109	15-Aug-14	60,256,410	15-Feb-27	—
110	15-Sep-14	58,974,359	15-Mar-27	—
111	15-Oct-14	57,692,308	15-Apr-27	—
112	15-Nov-14	56,410,257	15-May-27	—
113	15-Dec-14	55,128,205	15-Jun-27	—
114	15-Jan-15	53,846,154	15-Jul-27	—
115	15-Feb-15	52,564,103	15-Aug-27	—
116	15-Mar-15	51,282,052	15-Sep-27	—
117	15-Apr-15	50,000,000	15-Oct-27	—
118	15-May-15	48,717,949	15-Nov-27	—
119	15-Jun-15	47,435,898	15-Dec-27	—
120	15-Jul-15	46,153,846	15-Jan-28	—
121	15-Aug-15	44,871,795	15-Feb-28	—
122	15-Sep-15	43,589,744	15-Mar-28	—
123	15-Oct-15	42,307,693	15-Apr-28	—
124	15-Nov-15	41,025,641	15-May-28	—
125	15-Dec-15	39,743,590	15-Jun-28	—
126	15-Jan-16	38,461,539	15-Jul-28	—
127	15-Feb-16	37,179,487	15-Aug-28	—
128	15-Mar-16	35,897,436	15-Sep-28	—
129	15-Apr-16	34,615,385	15-Oct-28	—
130	15-May-16	33,333,334	15-Nov-28	—
131	15-Jun-16	32,051,282	15-Dec-28	—
132	15-Jul-16	30,769,231	15-Jan-29	—
133	15-Aug-16	29,487,180	15-Feb-29	—
134	15-Sep-16	28,205,128	15-Mar-29	—
135	15-Oct-16	26,923,077	15-Apr-29	—
136	15-Nov-16	25,641,026	15-May-29	—
137	15-Dec-16	24,358,975	15-Jun-29	—
138	15-Jan-17	23,076,923	15-Jul-29	—
139	15-Feb-17	21,794,872	15-Aug-29	—
140	15-Mar-17	20,512,821	15-Sep-29	—
141	15-Apr-17	19,230,770	15-Oct-29	—
142	15-May-17	17,948,718	15-Nov-29	—
143	15-Jun-17	16,666,667	15-Dec-29	—
144	15-Jul-17	15,384,616	15-Jan-30	—
145	15-Aug-17	14,102,564	15-Feb-30	—
146	15-Sep-17	12,820,513	15-Mar-30	—
147	15-Oct-17	11,538,462	15-Apr-30	—
148	15-Nov-17	10,256,411	15-May-30	—
149	15-Dec-17	8,974,359	15-Jun-30	—
150	15-Jan-18	7,692,308	15-Jul-30	—

iii